Exhibit 32.2

SECURE NetCheckIn INC.

A Nevada corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark W. DeFoor, Chief Financial Officer of SECURE NetCheckIn Inc. (the “Company”), certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The report of the Company on Form 10-K for the quarterly period ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”)  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SECURE NetCheckIn INC.
Dated: June 24, 2013	By:	/s/ Mark W. DeFoor
Mark W. DeFoor
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.